Dreyfus

Tax-Smart
Growth Fund
Semi-Annual
Report

February 28, 1999

Year 2000 Issues (Unaudited)

   The fund could be adversely affected if the computer systems used by The Dreyfus Corporation and the fund's other service providers do not properly process and calculate date-related information from and after January 1, 2000. The Dreyfus Corporation is working to avoid Year 2000-related problems in its systems and to obtain assurances from other service providers that they are taking similar steps. In addition, issuers of securities in which the fund invests may be adversely affected by Year 2000-related problems. This could have an impact on the value of the fund's investments and its share price.

Dreyfus Tax-Smart Growth Fund
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   It is a pleasure and privilege for me to introduce you to Fayez Sarofim, who manages the Dreyfus Tax-Smart Growth Fund.

   Mr. Sarofim is also the portfolio manager for the Dreyfus Premier Tax Managed Growth Fund, the Dreyfus Appreciation Fund, Inc. and the Dreyfus Premier Worldwide Growth Fund, Inc. He is president, chairman of the board and a director of Fayez Sarofim & Co., which serves as the fund's sub-investment adviser.

   As explained in the fund's prospectus, the fund's goal is to seek long-term capital appreciation consistent with minimizing realized capital gains and taxable current income. To minimize adverse tax impacts, the fund employs a long-term, low-portfolio-turnover investment approach and emphasizes investment in equities of high-quality companies, generally with relatively low yields. The fund's annual portfolio turnover rate generally will not exceed 15%, and will exceed 25% only in extraordinary market conditions.

   Mr. Sarofim founded Fayez Sarofim & Co. in 1958. The Houston-based investment firm currently manages approximately $52 billion in assets for a number of clients. Prior to establishing his own company, Mr.Sarofim was assistant to the president of Anderson, Clayton & Co.

   He earned his B.S. in food technology from the University of California and his M.B.A. from Harvard Business School. He is a Chartered Investment Counselor and a member of the New York Society of Security Analysis and the Houston Society of Financial Analysts.

   Currently, Mr. Sarofim serves as a director of Unitrin, Inc., Argonaut Group, EXOR Group and Imperial Holly Corporation. He is also on the board of directors of the Texas Heart Institute and is a member of the Board of Overseers of Memorial Sloan-Kettering Cancer Center.

   We have full confidence in Mr. Sarofim's ability to manage your investment in this fund.

                                             Sincerely,

                                             /s/ Stephen E. Canter

                                             Stephen E. Canter
                                             President
                                             The Dreyfus Corporation

March 19, 1999
New York, N.Y.

Dreyfus Tax-Smart Growth Fund
-------------------------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:

   We are pleased to provide you with this semiannual report on the activity of the Dreyfus Tax-Smart Growth Fund for the period from September 30, 1998, the fund's inception, through February 28, 1999. Over this period, your fund produced a total return of 20.61%.* During the same period, the Standard & Poor's 500 Composite Stock Price Index (S&P 500) provided a return of 22.42%.**

Portfolio Composition

   At the close of the period, the fund had 10.5% of its net assets in short-term Treasuries, and industry concentrations in consumer staples, healthcare and financials. We will continue to invest the short-term cash equivalent assets, as investment opportunities arise, in favorable market conditions.

Economic and Market Outlook

   Despite 1998's global financial turmoil, positive fundamentals in the United States economy trumped the forces of recession and deflation from overseas. We continue to expect moderate economic growth, coupled with very low inflation, for the next several years. We believe profit growth at corporations will be achieved primarily through volume growth, new product development and productivity improvement, not price increases. Although the risk of financial shocks has diminished, it has not disappeared, and we want to own companies of unquestioned financial strength that can survive--and perhaps take advantage of--periods of financial stress. Our investment strategy in this environment is to stay rigorously focused on high-quality, geographically diversified global corporations, with dominant market share in their home markets and prospects for growth in the developing economies.

   We believe that liquidity trends remain favorable, as individual investors continue to shift assets from shorter-term instruments to equities. One of the significant lessons of the third quarter correction was the generally steady behavior of individual and mutual fund investors in the face of bleak and alarming headlines. We suspect that liquidity is still substantial amongst individual investors, and that corrections will tend to be viewed as opportunities to commit to longer-term assets such as equities. As a result, we intend to maintain a fully invested posture in the Dreyfus Tax-Smart Growth Fund.

Investment Strategy

   We would also like to take the opportunity to review the investment philosophy that guides our selection process and the resulting composition of the fund's portfolio. Succinctly stated, our philosophy is guided by one basic principle: earnings growth is the ultimate driver of stock price appreciation over the long term. We believe that large, globally dominant and diverse companies are best positioned to show earnings growth in a consistent and predictable manner over time. By taking a long-term outlook, we assess a company's earnings growth prospects over a period of several years. We look for businesses with sustainable competitive advantages in growing industries that can perform in a variety of economic backdrops. Once we find a company that meets these criteria, we will continue to hold it as long as the industry outlook is strong and company fundamentals are sound. As a result of our in-depth analysis and long-term outlook, changes to the fund's portfolio within a year tend to be few and the turnover low. Our goal is to create a well-diversified portfolio of companies that exhibits sustainable earnings growth, possesses financial quality and an established growth record, and offers a reasonable valuation.

   Characteristics of companies in the fund's portfolio include a dominant industry position, the possession of strong brand names and/or proprietary technologies, and the ability to take strong domestic franchises and enter new geographic markets. We believe all of these characteristics are contributors to the production of consistent and profitable earnings growth. The opportunity to expand geographically provides an excellent source of future earnings growth as companies roll out their products and develop their businesses in new markets. While predominantly U.S.-based, these companies have global businesses, but the majority of profits are derived from the U.S., Japan and western Europe; generally, exposure to emerging markets is small, but provides opportunities for future growth over the long term.

   The implementation of the above-described equity strategy has led us to concentrate the portfolio in the consumer staples, healthcare and financial sectors. The consumer staples sector is primarily benefiting from geographic expansion, as companies such as Coca-Cola, Gillette, Procter & Gamble and Philip Morris introduce their branded, low-cost products to an emerging middle class around the world. With aging populations, increasing use of prescription drugs, and strong new drug pipelines, we believe the healthcare sector has excellent visibility for earnings growth over the next five to ten years. Lastly, we expect the financial sector to produce solid earnings growth in the future as consolidation and globalization of the industry continues, prompted by deregulation.

Investment Highlights

   During the reporting period, the fund achieved excellent absolute returns. The fund's overweighted position in the consumer staples sector contributed to its underperformance relative to the broad S&P 500. Many of our global growth companies, such as Coca-Cola and Gillette, were adversely affected by the currency devaluations and economic turmoil that arose in Southeast Asia and Russia. While these dislocations have hurt their earnings over the near term, we believe these companies are using the crisis to strengthen their businesses, better position themselves and ultimately gain market share, as economic growth resumes. In addition, technology was the top performing sector in the S&P 500, and the fund's relative performance was undermined by our underweighted position. However, our selective emphasis on Microsoft, Cisco Systems and Intel, all possessing strong leadership status and strong brand names, with global operations, benefited results. On an absolute basis, the financial services sector had the most positive impact on the fund's performance, led by shares of Chase Manhattan, Citigroup, Marsh & McLennan and Berkshire Hathaway, Cl.A. The fund's strategic overweighted position in the healthcare sector, specifically the high-quality pharmaceutical companies, had the second most positive impact on performance, with notable strength in Pfizer, Merck & Co., American Home Products and Bristol-Myers Squibb.

   We appreciate your investment in the Dreyfus Tax-Smart Growth Fund, and we will continue to seek rewarding returns on your behalf.

                                    Sincerely,

                                    /s/ Fayez Sarofim

                                    Fayez Sarofim
                                    Portfolio Manager

March 19, 1999
New York, NY

*  Total return includes reinvestment of dividends and any capital gains paid.

** SOURCE: LIPPER ANALYTICAL SERVICES, INC.--Reflects the reinvestment of income dividends and, where applicable, capital gain distributions. The Standard & Poor's 500 Composite Stock Price Index is a widely accepted unmanaged index of U.S. stock market performance.

Dreyfus Tax-Smart Growth Fund
-------------------------------------------------------------------------------
Statement of Investments                          February 28, 1999 (Unaudited)

Common Stocks--93.0%                                                               Shares             Value
-----------------------------------------------------------------------        -------------       -------------
           Capital Goods--7.7%   AlliedSignal..........................              9,000           $   372,375
                                 Boeing................................              1,000                35,563
                                 Emerson Electric......................              6,000               344,625
                                 General Electric......................             10,000             1,003,125
                                 Rockwell International................              9,000               399,937
                                                                                                     -----------
                                                                                                       2,155,625
                                                                                                     -----------

  Communication Services--5.5%   Ameritech.............................              5,000               326,875
                                 Bell Atlantic.........................              1,500                86,156
                                 BellSouth.............................             13,000               601,250
                                 SBC Communications....................             10,000               528,750
                                                                                                     -----------
                                                                                                       1,543,031
                                                                                                     -----------

       Consumer Cyclical--6.0%   DaimlerChrysler.......................              6,070               570,201
                                 Ford Motor............................             11,000               652,438
                                 McGraw-Hill Cos.......................              3,000               328,312
                                 Polo Ralph Lauren, Cl. A..............              7,500 (a)           149,531
                                                                                                     -----------
                                                                                                       1,700,482
                                                                                                     -----------

       Consumer Staples--20.5%   Coca-Cola.............................             21,000             1,342,688
                                 Colgate-Palmolive.....................              4,500               381,937
                                 Fox Entertainment Group, Cl. A........             10,000               260,000
                                 Gillette..............................             12,000               643,500
                                 McDonald's............................              5,000               425,000
                                 PepsiCo...............................             15,000               564,375
                                 Philip Morris Cos.....................             25,000               978,125
                                 Procter & Gamble......................              6,000               537,000
                                 Walgreen..............................             20,000               640,000
                                                                                                     -----------
                                                                                                       5,772,625
                                                                                                     -----------

                  Energy--2.2%   BP Amoco, A.D.S.......................              2,500               212,500
                                 Exxon.................................              3,000               199,687
                                 Mobil.................................              2,500               207,969
                                                                                                     -----------
                                                                                                         620,156
                                                                                                     -----------

                Finance--19.3%   Associates First Capital, Cl. A.......             15,000               609,375
                                 BankAmerica...........................             10,036               655,476
                                 Berkshire Hathaway, Cl. A.............                  9 (a)           654,120
                                 Chase Manhattan.......................              8,000               637,000
                                 Citigroup.............................             11,000               646,250
                                 Federal National Mortgage Association.             11,000               770,000
                                 Marsh & McLennan......................              8,500               601,906
                                 Merrill Lynch.........................              3,000               230,250
                                 SunTrust Banks........................              9,000               611,438
                                                                                                     -----------
                                                                                                       5,415,815
                                                                                                     -----------

Dreyfus Tax-Smart Growth Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)              February 28, 1999 (Unaudited)

Common Stocks (continued)                                                          Shares             Value
-----------------------------------------------------------------------        -------------       -------------
            Health Care--18.5%   Abbott Laboratories...................             12,000         $     557,250
                                 American Home Products................             10,000               595,000
                                 Bristol-Myers Squibb..................              5,000               629,688
                                 Johnson & Johnson.....................             10,000               853,750
                                 Merck & Co............................             12,000               981,000
                                 Pfizer................................             12,000             1,583,250
                                                                                                     -----------
                                                                                                       5,199,938
                                                                                                     -----------

             Technology--12.1%   Cisco Systems.........................              6,000 (a)           586,875
                                 Conexant Systems......................              3,000                51,000
                                 Hewlett-Packard.......................              6,500               431,844
                                 Intel.................................             12,000             1,439,250
                                 Microsoft.............................              6,000 (a)           900,750
                                                                                                     -----------
                                                                                                       3,409,719
                                                                                                     -----------

          Transportation--1.2%   Norfolk Southern......................             12,000               336,750
                                                                                                     -----------

                                 TOTAL COMMON STOCKS
                                   (cost $24,575,750)..................                              $26,154,141
                                                                                                     ===========

Preferred Stocks--.4%
-----------------------------------------------------------------------
            Consumer Cyclical;   News, A.D.S., Cum., $.40
                                  (cost $101,138)......................              4,000         $     105,000
                                                                                                   =============

                                                                                 Principal
Short-Term Investments--10.5%                                                      Amount
-----------------------------------------------------------------------        ------------

          U.S. Treasury Bills:   4.38%, 5/6/1999.......................        $   813,000           $   806,028
                                 4.38%, 5/13/1999......................            303,000               300,209
                                 4.46%, 5/20/1999......................          1,574,000             1,557,758
                                 4.47%, 5/27/1999......................            298,000               294,640
                                                                                                     -----------

                                 TOTAL SHORT-TERM INVESTMENTS
                                   (cost $2,959,978)...................                              $ 2,958,635
                                                                                                    ============

TOTAL INVESTMENTS (cost $27,636,866)...................................             103.9%           $29,217,776
                                                                                   =======          ============

LIABILITIES, LESS CASH AND RECEIVABLES.................................              (3.9%)          $(1,086,351)
                                                                                   =======          ============

NET ASSETS.............................................................             100.0%           $28,131,425
                                                                                   =======          ============

Notes to Statement of Investments:
-------------------------------------------------------------------------------
(a) Non-income producing.

                         See notes to financial statements.

Dreyfus Tax-Smart Growth Fund
-------------------------------------------------------------------------------
Statement of Assets and Liabilities               February 28, 1999 (Unaudited)

                                                                                        Cost            Value
                                                                                    ------------     ------------
ASSETS:                 Investments in securities--See Statement of Investments.    $27,636,866       $29,217,776
                        Cash...................................................                           277,115
                        Dividends receivable...................................                            25,822
                                                                                                      -----------
                                                                                                       29,520,713
                                                                                                      -----------

LIABILITIES:            Due to The Dreyfus Corporation and affiliates..........                            24,976
                        Due to Distributor.....................................                               955
                        Payable for investment securities purchased............                         1,363,357
                                                                                                      -----------
                                                                                                        1,389,288
                                                                                                      -----------

NET ASSETS  ...................................................................                       $28,131,425
                                                                                                      ===========

REPRESENTED BY:         Paid-in capital........................................                       $26,544,963
                        Accumulated undistributed investment income--net.......                             5,927
                        Accumulated net realized gain (loss) on investments....                              (375)
                        Accumulated net unrealized appreciation (depreciation)
                           on investments--Note 3 .............................                         1,580,910
                                                                                                      -----------

NET ASSETS  ...................................................................                       $28,131,425
                                                                                                      ===========

SHARES OUTSTANDING
(100 million shares of $.001 par value CommonStock authorized).................                         1,867,731

NET ASSET VALUE, offering and redemption price per share--Note 2(c)............                            $15.06
                                                                                                           ======

                            See notes to financial statements.

Dreyfus Tax-Smart Growth Fund
-------------------------------------------------------------------------------
Statement of Operations
from September 30, 1998 (commencement of operations) to February 28, 1999 (Unaudited)

                                                                                        Cost            Value
                                                                                    ------------     ------------
INVESTMENT INCOME

INCOME:                 Cash dividends (net of $169 foreign taxes
                           withheld at source).................................      $   70,415
                        Interest...............................................          29,486
                                                                                     ----------
                              Total Income.....................................                       $   99,901


EXPENSES:               Management fee--Note 2(a)...............................         65,313
                        Distribution fees--Note 2(b)............................         14,844
                                                                                     ----------
                              Total Expenses...................................                           80,157
                                                                                                      ----------


INVESTMENT INCOME--NET..........................................................                         19,744
                                                                                                     ----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:

                        Net realized gain (loss) on investments................      $     (375)

                        Net unrealized appreciation (depreciation) on investments     1,580,910
                                                                                     ----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS.........................                       1,580,535
                                                                                                     ----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................                       $1,600,279
                                                                                                     ==========

                            See notes to financial statements.

Dreyfus Tax-Smart Growth Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets
from September 30, 1998 (commencement of operations) to February 28, 1999 (Unaudited)

OPERATIONS:

   Investment income--net.........................................................................     $    19,744
   Net realized gain (loss) on investments........................................................            (375)
   Net unrealized appreciation (depreciation) on investments......................................       1,580,910
                                                                                                       -----------
      Net Increase (Decrease) in Net Assets Resulting from Operations.............................       1,600,279
                                                                                                       -----------

DIVIDENDS TO SHAREHOLDERS FROM:

   Investment income--net..........................................................................        (13,817)
                                                                                                       -----------

CAPITAL STOCK TRANSACTIONS:

   Net proceeds from shares sold..................................................................      27,031,432
   Dividends reinvested...........................................................................          13,550
   Cost of shares redeemed........................................................................        (500,019)
                                                                                                       -----------
      Increase (Decrease) in Net Assets from Capital Stock Transactions...........................      26,544,963
                                                                                                       -----------
         Total Increase (Decrease) in Net Assets..................................................      28,131,425


NET ASSETS:

   Beginning of Period............................................................................          --
                                                                                                       -----------
   End of Period..................................................................................     $28,131,425
                                                                                                       ===========
Undistributed investment income--net...............................................................    $     5,927
                                                                                                       -----------

CAPITAL SHARE TRANSACTIONS:                                                                              Shares
                                                                                                       -----------
   Shares sold....................................................................................       1,900,251
   Shares issued for dividends reinvested.........................................................             938
   Shares redeemed................................................................................         (33,458)
                                                                                                       -----------
      Net Increase (Decrease) in Shares Outstanding...............................................       1,867,731
                                                                                                       ===========

                                        See notes to financial statements.

Dreyfus Tax-Smart Growth Fund
-------------------------------------------------------------------------------
Financial Highlights (Unaudited)

   Contained below is per share operating performance data for a share of CommonStock outstanding, total investment return, ratios to average net assets and other supplemental data for the period from September 30, 1998 (commencement of operations) to February 28, 1999. This information has been derived from the Fund's financial statements.

PER SHARE DATA:

   Net asset value, beginning of period..............................   $12.50
                                                                        ------

   Investment Operations:

   Investment income--net............................................      .02

   Net realized and unrealized gain (loss) on investments............     2.56
                                                                        ------
   Total from Investment Operations..................................     2.58
                                                                        ------

   Distributions:

   Dividends from investment income--net.............................     (.02)
                                                                        ------
   Net asset value, end of period....................................   $15.06
                                                                        ======

TOTAL INVESTMENT RETURN(1,2).........................................    20.61%

RATIOS/SUPPLEMENTAL DATA:

   Ratio of expenses to average net assets(2)........................      .56%

   Ratio of net investment income to average net assets(2)...........      .14%

   Portfolio Turnover Rate...........................................       --

   Net Assets, end of period (000's Omitted).........................  $28,131


------------------
(1) Exclusive of redemption fee.
(2) Not annualized.

                                        See notes to financial statements.

Dreyfus Tax-Smart Growth Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

     Dreyfus Tax-Smart Growth Fund (the "Fund") is a separate diversified series of The Dreyfus/Laurel Funds, Inc. (the "Company") which is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company and operates as a series company currently offering nineteen series, including the Fund. The Fund's investment objective is to achieve long-term capital appreciation consistent with minimizing realized capital gains and taxable current income. The Dreyfus Corporation (the "Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon Bank") which is a wholly-owned subsidiary of Mellon Bank Corporation. Fayez Sarofim & Co. ("Sarofim") serves as the Fund's sub-investment adviser. Premier Mutual Fund Services, Inc. (the "Distributor") is the distributor of the Fund's shares, which are sold to the public without a sales charge. The Fund's fiscal year end is August 31.

     At February 28, 1999, MBC Investment Corp., an indirect subsidiary of Mellon Bank Corporation, held 200,222 shares of the Fund.

     The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

     (a) Portfolio valuation: Investments in securities (including financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors.

     (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount on investments, is recognized on the accrual basis.

     (c) Financial futures: The Fund may invest in financial futures contracts in order to gain exposure to or protect against changes in the market. The Fund is exposed to market risk as a result of changes in the value of the underlying financial instruments. Investments in financial futures require the Fund to "mark to market" on a daily basis, which reflects the change in the market value of the contracts at the close of each day's trading. Typically, variation margin payments are received or made to reflect daily unrealized gains or losses. When the contracts are closed, the Fund recognizes a realized gain or loss. These investments require initial margin deposits with a custodian, which consist of cash or cash equivalents, up to approximately 10% of the contract amount. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. At February 28, 1999, there were no open financial futures contracts.

     (d) Distributions to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal

Dreyfus Tax-Smart Growth Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

     (e) Federal income taxes: It is the policy of the Fund to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Investment Management Fee and Other Transactions With Affiliates:

     (a) Investment management fee: Pursuant to an Investment Management agreement with the Manager, the Manager provides or arranges for one or more third parties and/or affiliates to provide investment advisory, administrative, custody, fund accounting and transfer agency services to the Fund. The Manager also directs the investments of the Fund in accordance with its investment objective, policies and limitations. For these services, the Fund is contractually obligated to pay the Manager a fee, calculated daily and paid monthly, at the annual rate of 1.10% of the value of the Fund's average daily net assets. Out of its fee, the Manager pays all of the expenses of the Fund except brokerage fees, taxes, interest, commitment fees, Rule 12b-1 distribution fees and expenses, fees and expenses of non-interested Directors (including counsel fees) and extraordinary expenses. In addition, the Manager is required to reduce its fee in an amount equal to the Fund's allocable portion of fees and expenses of the non-interested Directors (including counsel). Each director receives $40,000 per year, plus $5,000 for each joint Board meeting of The Dreyfus/Laurel Funds, Inc., The Dreyfus/Laurel Tax-Free Municipal Funds, and The Dreyfus/Laurel Funds Trust (the "Dreyfus/Laurel Funds") attended, $2,000 for separate committee meetings attended which are not held in conjunction with a regularly scheduled board meeting and $500 for Board meetings and separate committee meetings attended that are conducted by telephone and is reimbursed for travel and out-of-pocket expenses. The Chairman of the Board receives an additional 25% of such compensation (with the exception of reimbursable amounts). In the event that there is a joint committee meeting of the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund, the $2,000 fee will be allocated between the Dreyfus/Laurel Funds and the Dreyfus High Yield Strategies Fund. These fees and expenses are charged and allocated to each series based on net assets. Amounts required to be paid by the Company directly to the non-interested Directors, that would be applied to offset a portion of the management fee payable to the Manager, are in fact paid directly by the Manager to the non-interested Directors.

     Pursuant to a Sub-Investment Advisory Agreement between the Manager and Sarofim, the Manager has agreed to pay Sarofim an annual fee of .30 of 1% of the value of the Fund's average daily net assets, payable monthly.

     (b) Distribution plan: Under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund may pay annually up to .25% of the value of the Fund's average daily net assets to compensate Mellon Bank, the Manager or Dreyfus Service Corporation, an affiliate of the Manager, for shareholder servicing activities and the Distributor for shareholder servicing activities and expenses primarily intended to result in the sale of Fund shares. During the period ended February 28, 1999, the Fund was charged $14,844 pursuant to the Plan.

     (c) A 1% redemption fee is charged and retained by the Fund on shares redeemed within six months following the date of issuance, including redemptions made through the use of the Fund Exchange privilege.

Dreyfus Tax-Smart Growth Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 3--Securities Transactions:

     The aggregate amount of purchases of investment securities, excluding short-term securities, during the period ended February 28, 1999, amounted to $24,676,986.

     At February 28, 1999, accumulated net unrealized appreciation on investments was $1,580,910, consisting of $2,003,933 gross unrealized appreciation and $423,023 gross unrealized depreciation.

     At February 28, 1999, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 4--Bank Line of Credit:

     The Fund participates with other Dreyfus-managed funds in a $600 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the Fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the Fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended February 28, 1999, the Fund did not borrow under the Facility.


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Dreyfus Tax-Smart
Growth Fund
200 Park Avenue
New York, NY 10166

Investment Adviser
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser
Fayez Sarofim & Co.
Two Houston Center
Suite 2907
Houston, TX 77010

Custodian
Mellon Bank, N.A.
One Mellon Bank Center
Pittsburgh, PA 15258

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Printed in U.S.A.                      047SA992